Digital Assets Purchase Option (Tables)	12 Months Ended
Dec. 31, 2025
Digital Assets Purchase Option [Abstract]
Schedule of Valuation Assumption

The following assumptions were used in the valuation of the RAIN Option as of the dates indicated. The RAIN market price represents the quoted market price per token at the applicable measurement date:

	December 31,	December 1,	November 24,
	2025	2025	2025
Risk-free interest rate	3.5%	3.6%	3.7%
Expected volatility	184%	215%	108%
RAIN market price (per token)	$0.008006	$0.008120	$0.003659
Remaining contractual term in months	0.92	1.00	1.02

Schedule of Reconciliation Of Option Measured Using Level 2 Inputs

The following table presents a reconciliation of the RAIN Option measured using Level 2 inputs:

	December 31,
(in thousands)	2025	2024

Balance at beginning of period	$-	$-
Fair value upon initial recognition	461,167	-
Change in fair value recognized in earnings	1,268,084	-
Exercised	(20,462)	-
Balance at end of period (fair value)	$1,708,789	$-